Exhibit 10.70

NEITHER THE SECURITIES REPRESENTED HEREBY NOR THE SECURITIES ISSUABLE UPON THE EXERCISE HEREOF HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR ANY STATE SECURITIES LAWS AND MAY NOT BE OFFERED, SOLD, PLEDGED, ASSIGNED, OR OTHERWISE TRANSFERRED UNLESS (1) A REGISTRATION STATEMENT WITH RESPECT THERETO IS EFFECTIVE UNDER THE SECURITIES ACT AND ANY APPLICABLE STATE SECURITIES LAWS, OR (2) THE COMPANY RECEIVES AN OPINION OF COUNSEL TO THE HOLDER OF THIS WARRANT OR SUCH SECURITIES, WHICH COUNSEL AND OPINION ARE REASONABLY SATISFACTORY TO THE COMPANY, THAT THIS WARRANT OR SUCH SECURITIES, AS APPLICABLE, MAY BE OFFERED, SOLD, PLEDGED, ASSIGNED, OR OTHERWISE TRANSFERRED IN THE MANNER CONTEMPLATED WITHOUT AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR APPLICABLE STATE SECURITIES LAWS.

THE TRANSFER OF THIS WARRANT IS RESTRICTED AS DESCRIBED HEREIN.

EROOMSYSTEM TECHNOLOGIES, INC.

Warrants for the Purchase

of

Shares of Common Stock, Par Value $.001 per share

No. G-10

October 1, 2003

THIS CERTIFIES that, for value received, Leah Weinstein, with an address at 42 Yirmiyahu Street, Apt. 17,  Jerusalem, Israel (together with all permitted assigns, the “Holder”) is entitled to subscribe for, and purchase from, EROOMSYSTEM TECHNOLOGIES, INC., a Nevada corporation (the “Company”),  upon the terms and conditions set forth herein, at any time or from time to time during the period commencing on the date hereof (the “Initial Exercise Date”) and terminating at 5:00 p.m., New York City local time, on the fifth anniversary of the Initial Exercise Date (the "Exercise Period"), up to One Hundred Two Thousand Five Hundred (102,500) shares of common stock, par value $.001 per share (the “Common Stock”), of the Company.  This Warrant is exercisable at an exercise price per share equal to $0.05 per share; provided, however, that upon the occurrence of any of the events specified in Section 5 hereof, the rights granted by this Warrant, including the number of shares of Common Stock to be received upon such exercise, shall be adjusted as therein specified.

This Warrant, together with the Warrants issuable upon the transfer hereof, are hereinafter referred to as the Warrants.  Each share of Common Stock issuable upon the exercise hereof or thereof shall be hereinafter referred to as a “Warrant Share”.

Section 1

Exercise of Warrant.

This Warrant may be exercised during the Exercise Period, either in whole or in part, by the surrender of this Warrant (accompanied by the election form, attached hereto, duly executed) to the Company,  106 East 13200 South, Draper, Utah 84121, Attention: President, or at such other place as is designated in writing by the Company, together with a certified or bank cashier’s check payable to the order of the Company in an amount equal to the product of the Exercise Price and the number of Warrant Shares for which this Warrant is being exercised.

In lieu of exercising this Warrant by payment of cash to the Company in accordance with the immediately preceding paragraph, the Holder may elect to receive shares equal to the value of this Warrant (or the portion thereof being canceled) by surrender of this Warrant at the principal office of the Company together with notice of such election, in which event the Company shall issue to the Holder hereof a number of Shares computed using the following formula:

Y (A - B)

X =

       A

Where:

X --

The number of Shares to be issued to the Holder of this Warrant.

Y --

The number of Shares purchasable under this Warrant.

A --

The fair market value of one Share.

B --

The Exercise Price (as adjusted to the date of such calculations).

For purposes of this Section 1, the fair market value of a Share shall mean (i) the last closing price per Share for the Company’s Common Stock on the principal market or exchange on which the Company’s shares are traded preceding the exercise date of this Warrant or (ii) if no such market or exchange exists, the price per Share that the Company could obtain from a willing buyer for Shares sold by the Company from authorized but unissued Shares, as determined in good faith by the Company’s Board of Directors.

Section 2

Rights Upon Registration of Transfer; Delivery of Securities.

Upon registration of transfer of the Warrant Shares, the Holder shall be deemed to be the holder of record of the Warrant Shares.  As soon as practicable after each such exercise of this Warrant, the Company shall issue and deliver to the Holder a certificate or certificates representing the Warrant Shares issuable upon such exercise, registered in the name of the Holder or its designee.  If this Warrant should be exercised in part only, the Company shall, upon surrender of this Warrant for cancellation, execute and deliver a Warrant evidencing the right of the Holder to purchase the balance of the aggregate number of Warrant Shares purchasable hereunder as to which this Warrant has not been exercised or assigned.

Section 3

Registration of Transfer and Exchange.

Any Warrants issued upon the transfer or exercise in part of this Warrant shall be numbered and shall be registered in a warrant register (the “Warrant Register”) as they are issued.  The Company shall be entitled to treat the registered holder of any Warrant on the Warrant Register as the owner in fact thereof for all purposes, and shall not be bound to recognize any equitable or other claim to, or interest in, such Warrant on the part of any other person, and shall not be liable for any registration or transfer of Warrants which are registered or to be registered in the name of a fiduciary or the nominee of a fiduciary unless made with the actual knowledge that a fiduciary or nominee is committing a breach of trust in requesting such registration of transfer, or with the knowledge of such facts that its participation therein amounts to bad faith.  This Warrant shall be transferable on the books of the Company only upon delivery thereof duly endorsed by the Holder or by his duly authorized attorney or representative, or accompanied by proper evidence of succession, assignment, or authority to transfer.  In all cases of transfer by an attorney, executor, administrator, guardian, or other legal representative, duly authenticated evidence of his, her, or its authority shall be produced.  Upon any registration of transfer, the Company shall deliver a new Warrant or Warrants to the person entitled thereto.  This Warrant may be exchanged, upon the written request of the Holder thereof, for another Warrant, or other Warrants of different denominations, of like tenor and representing in the aggregate the right to purchase a like number of Warrant Shares (or portions thereof), upon surrender to the Company or its duly authorized agent.  Notwithstanding the foregoing, the Company shall have no obligation to cause Warrants to be transferred on its books to any person if, in the opinion of counsel to the Company, such transfer does not comply with the provisions of the Securities Act and the rules and regulations thereunder.

Section 4

Reservation of Shares.

The Company shall at all times reserve and keep available out of the authorized, but unissued, shares of Common Stock, solely for the purpose of providing for the exercise of the Warrants, such number of shares of Common Stock as shall, from time to time, be sufficient therefor.  The Company represents that all shares of Common Stock issuable upon exercise of this Warrant are duly authorized, and, when issued against payment therefore in accordance with the terms hereof, shall be validly issued, fully paid, and nonassessable, without any personal liability attaching to the ownership thereof and will not be issued in violation of any preemptive or similar rights of stockholders.

Section 5

Antidilution.

(a)

In the event that the Company shall at any time after the Initial Exercise Date: (i) declare a dividend on the outstanding Common Stock payable in shares of the Company’s capital stock; (ii) subdivide the outstanding Common Stock; (iii) combine the outstanding Common Stock into a smaller number of shares; or (iv) issue any shares of its capital stock by reclassification of the Common Stock (including any such reclassification in connection with a consolidation or merger in which the Company is the continuing corporation), then, in each case, the Exercise Price per Warrant Share in effect at the time of the record date for the determination of stockholders entitled to receive such dividend or distribution or of the effective date of such subdivision, combination, or reclassification shall be adjusted so that it shall equal the price determined by multiplying such Exercise Price by a fraction, the numerator of which shall be the number of shares of Common Stock outstanding immediately prior to such action, and the denominator of which shall be the number of shares of Common Stock outstanding after giving effect to such action.  Such adjustment shall be made successively whenever any event listed above shall occur and shall become effective at the close of business on such record date or at the close of business on the date immediately preceding such effective date, as applicable.

(b)

Issuance of Additional Shares of Common Stock.

(i)

In the event the Company at any time or from time to time after the date hereof shall issue or sell Additional Shares (as defined below) without consideration or for a consideration per share less than the Exercise Price in effect immediately prior to the issuance, then the Exercise Price shall be reduced to the price at which such Additional Shares are issued.  The total number of shares of Common Stock to be purchased under the Warrant shall be increased by dividing the aggregate exercise amount of the Warrant prior to the lowering of the Exercise Price by the new Exercise Price.

(ii)

If the Company issues Common Stock for a consideration in whole or in part other than cash, the consideration other than cash shall be deemed to be the fair value thereof as determined by mutual agreement of the Holder and the Company.

(iii)

If the Company issues options or rights to purchase or subscribe for Common Stock, securities convertible into or exchangeable for Common Stock or options or rights to purchase or subscribe for such convertible or exchangeable securities, the following provisions shall apply for all purposes of calculating the number of shares of Common Stock outstanding under this Paragraph 5(b) upon the Exercise of this Warrant:

(A)

The aggregate maximum number of shares of Common Stock deliverable upon exercise (assuming the satisfaction of any conditions to exercisability including, without limitation, the passage of time, but without taking into account potential antidilution adjustments) of such options or rights to purchase or subscribe for Common Stock shall be deemed to have been issued at the time such options or rights were issued and for a consideration equal to the consideration, if any, received by the Company upon the issuance of such options or rights plus the exercise price provided in such options or rights (without taking into account potential antidilution adjustments) for the Common Stock covered thereby.

(B)

The aggregate maximum number of shares of Common Stock deliverable upon conversion of or in exchange (assuming the satisfaction of any conditions to convertibility or exchangeability, including, without limitation, the passage of time, but without taking into account potential antidilution adjustments) for any such convertible or exchangeable securities, or options or rights to purchase or subscribe therefore, shall be deemed to have been issued at the time such securities were issued or such options or rights were issued and for consideration equal to the consideration, if any, received by the Company for any such securities and related options or rights (excluding any cash received on account of accrued interest or accrued dividends), plus the additional consideration, if any, to be received by the Company (without taking into account potential antidilution adjustments) upon the conversion or exchange of such securities or the exercise of any related options or rights.

(C)

In the event of any change in the number of shares of Common Stock deliverable or in the consideration payable to the Company upon exercise of such options or rights or upon conversion of or in exchange for such convertible or exchangeable securities, including, but not limited to, a change resulting from the antidilution provisions thereof, the Exercise Price, to the extent previously adjusted upon the issuance of such options, rights or securities, shall be readjusted to reflect such change, but no further adjustment shall be made for the actual issuance of Common Stock or any payment of such consideration upon the exercise of any such options or rights or the conversion or exchange of such securities.

(D)

Upon the expiration of any such options or rights, the termination of any such rights to convert or exchange or the expiration of any options or rights related to such convertible or exchangeable securities, the Exercise Price, to the extent previously adjusted upon the issuance of such options, rights or securities or options or rights related to such securities, shall be readjusted to reflect the issuance of only the number of shares of Common Stock (and convertible or exchangeable securities which remain in effect) actually issued upon the exercise of such options or rights, upon the conversion or exchange of such securities or upon the exercise of the options or rights related to such securities.

(A)

The number of shares of Common Stock deemed issued and the consideration deemed paid therefore pursuant to Paragraph 5(b)(iii)(A) shall be appropriately adjusted to reflect any change, termination or expiration of the type described in either Paragraph 5(b)(iii)(C) or (D).

(B)

“Additional Shares” shall mean any shares of Common Stock issued (or deemed to have been issued as contemplated by this Section 5(b)) by the Company on or after the date of this Warrant other than (i) the Common Stock issued upon exercise of the Warrants, and (ii) Common Stock issued pursuant to the exercise of any stock option, warrant or other right to purchase Common Stock outstanding on the date of this Warrant.

(C)

“Warrants” shall mean the warrants to purchase shares of Common Stock issued by the Company pursuant to the Note Purchase Agreement of even date herewith by and among the Company and the other parties thereto.

(c)

All calculations under this Section 5 shall be made to the nearest half cent or to the nearest one-hundredth of a share, as the case may be.

(d)

In any case in which this Section 5 shall require that an adjustment in the number of Warrant Shares be made effective as of a record date for a specified event, the Company may elect to defer, until the occurrence of such event, issuing transfering to the Holder, if the Holder exercised this Warrant after such record date, the Warrant Shares, if any, issuable upon such exercise over and above the number of Warrant Shares issuable upon such exercise on the basis of the number of shares of Common Stock in effect prior to such adjustment; provided, however, that the Company shall deliver to the Holder a due bill or other appropriate instrument evidencing the Holder's right to receive such additional shares of Common Stock upon the occurrence of the event requiring such adjustment.

(e)

Whenever there shall be an adjustment as provided in this Section 5, the Company shall within 15 days thereafter cause written notice thereof to be sent by registered mail, postage prepaid, to the Holder, at its address as it shall appear in the Warrant Register, which notice shall be accompanied by an officer's certificate setting forth the number of Warrant Shares issuable and the Exercise Price thereof after such adjustment and setting forth a brief statement of the facts requiring such adjustment and the computation thereof, which officer's certificate shall be conclusive evidence of the correctness of any such adjustment absent manifest error.

(f)

The Company shall not be required to issue fractions of shares of Common Stock or other capital stock of the Company upon the exercise of this Warrant.  If any fraction of a share of Common Stock would be issuable on the exercise of this Warrant (or specified portions thereof), the Company shall pay lieu of such fraction an amount in cash equal to the same fraction of the last closing sale price prior to the date of exercise.

(g)

No adjustment in the Exercise Price per Warrant Share shall be required if such adjustment is less than $.005; provided, however, that any adjustments which by reason of this Section 5 are not required to be made shall be carried forward and taken into account in any subsequent adjustment.

(h)

Whenever the Exercise Price payable upon exercise of this Warrant is adjusted pursuant to subsection (a) or (b) above, the number of Warrant Shares issuable upon exercise of this Warrant shall simultaneously be adjusted by multiplying the number of Warrant Shares theretofore issuable upon exercise of this Warrant by the Exercise Price theretofore in effect and dividing the product so obtained by the Exercise Price, as adjusted.

Section 6

Reclassification; Reorganization; Merger.

(a)

In case of any capital reorganization, other than in the cases referred to in Section 5(a) hereof, or the consolidation or merger of the Company with or into another corporation (other than a merger or consolidation in which the Company is the continuing corporation and which does not result in any reclassification of the outstanding shares of Common Stock or the conversion of such outstanding shares of Common Stock into shares of other stock or other securities or property), or in the case of any sale, lease, or conveyance to another corporation of the property and assets of any nature of the Company as an entirety or substantially as an entirety (such actions being hereinafter collectively referred to as “Reorganizations”), there shall thereafter be deliverable upon exercise of this Warrant (in lieu of the number of Warrant Shares theretofore deliverable) the number of shares of stock or other securities or property to which a holder of the respective number of Warrant Shares which would otherwise have been deliverable upon the exercise of this Warrant would have been entitled upon such Reorganization if this Warrant had been exercised in full immediately prior to such Reorganization.  In case of any Reorganization, appropriate adjustment, as determined in good faith by the Board of Directors of the Company, shall be made in the application of the provisions herein set forth with respect to the rights and interests of the Holder so that the provisions set forth herein shall thereafter be applicable, as nearly as possible, in relation to any shares or other property thereafter deliverable upon exercise of this Warrant.  Any such adjustment shall be made by, and set forth in, a supplemental agreement between the Company, or any successor thereto, and the Holder, with respect to this Warrant, and shall for all purposes hereof conclusively be deemed to be an appropriate adjustment.  The Company shall not effect any such Reorganization unless, upon or prior to the consummation thereof, the successor corporation, or if the Company shall be the surviving corporation in any such Reorganization and is not the issuer of the shares of stock or other securities or property to be delivered to holders of shares of the Common Stock outstanding at the effective time thereof, then such issuer, shall assume by written instrument the obligation to deliver to the Holder such shares of stock, securities, cash, or other property as such Holder shall be entitled to purchase in accordance with the foregoing provisions.  In the event of sale, lease, or conveyance or other transfer of all or substantially all of the assets of the Company as part of a plan for liquidation of the Company, all rights to exercise this Warrant shall terminate 30 days after the Company gives written notice to the Holder that such sale or conveyance or other transfer has been consummated.

(b)

In case of any reclassification or change of the shares of Common Stock issuable upon exercise of this Warrant (other than a change in par value or from a specified par value to no par value, or as a result of a subdivision or combination, but including any change in the shares into two or more classes or series of shares), or in case of any consolidation or merger of another corporation into the Company in which the Company is the continuing corporation and in which there is a reclassification or change (including a change to the right to receive cash or other property) of the shares of Common Stock (other than a change in par value, or from no par value to a specified par value, or as a result of a subdivision or combination, but including any change in the shares into two or more classes or series of shares), the Holder or holders of this Warrant shall have the right thereafter to receive upon exercise of this Warrant solely the kind and amount of shares of stock and other securities, property, cash, or any combination thereof receivable upon such reclassification, change, consolidation, or merger by a holder of the number of Warrant Shares for which this Warrant might have been exercised immediately prior to such reclassification, change, consolidation, or merger. Thereafter, appropriate provision shall be made for adjustments which shall be as nearly equivalent as practicable to the adjustments in Section 5.

(c)

The above provisions of this Section 6 shall similarly apply to successive reclassifications and changes of shares of Common Stock and to successive consolidations, mergers, sales, leases, or conveyances.

Section 7

Notice of Certain Events.

In case at any time the Company shall propose:

(a)

to pay any dividend or make any distribution on shares of Common Stock in shares of Common Stock or make any other distribution (other than regularly scheduled cash dividends which are not in a greater amount per share than the most recent such cash dividend) to all holders of Common Stock; or

(b)

to issue any rights, Warrants, or other securities to all holders of Common Stock entitling them to purchase any additional shares of Common Stock or any other rights, Warrants, or other securities; or

(c)

to effect any reclassification or change of outstanding shares of Common Stock or any consolidation, merger, sale, lease, or conveyance of property, as described in Section 6; or

(d)

to effect any liquidation, dissolution, or winding-up of the Company; or

(e)

to take any other action which would cause an adjustment to the Exercise Price per Warrant Share;

then, and in any one or more of such cases, the Company shall give written notice thereof by registered mail, postage prepaid, to the Holder at the Holder's address as it shall appear in the Warrant Register, mailed at least 10 days prior to: (i) the date as of which the holders of record of shares of Common Stock to be entitled to receive any such dividend, distribution, rights, Warrants, or other securities are to be determined; (ii) the date on which any such reclassification, change of outstanding shares of Common Stock, consolidation, merger, sale, lease, conveyance of property, liquidation, dissolution, or winding-up is expected to become effective and the date as of which it is expected that holders of record of shares of Common Stock shall be entitled to exchange their shares for securities or other property, if any, deliverable upon such reclassification, change of outstanding shares, consolidation, merger, sale, lease, conveyance of property, liquidation, dissolution, or winding-up; or (iii) the date of such action which would require an adjustment to the Exercise Price per Warrant Share.

Section 8

Charges and Taxes.

The issuance of any shares or other securities upon the exercise of this Warrant and the delivery of certificates or other instruments representing such shares or other securities shall be made without charge to the Holder for any tax or other charge in respect of such issuance.  The Company shall not, however, be required to pay any tax which may be payable in respect of any transfer involved in the issue and delivery of any certificate in a name other than that of the Holder and the Company shall not be required to issue or deliver any such certificate unless and until the person or persons requesting the issue thereof shall have paid to the Company the amount of such tax or shall have established to the satisfaction of the Company that such tax has been paid.

Section 9

Periodic Reports.

The Company agrees that until all the Warrant Shares shall have been sold pursuant to Rule 144 under the Securities Act or a Registration Statement under the Securities Act, it shall keep current in filing all reports, statements, and other materials required to be filed with the Commission to permit holders of the Warrant Shares to sell such securities under Rule 144 under the Securities Act.

Section 10

Legend.

Until sold pursuant to the provisions of Rule 144 or otherwise registered under the Securities Act, the Warrant Shares issued on exercise of the Warrants shall be subject to a stop transfer order and the certificate or certificates representing the Warrant Shares shall bear the following legend:

THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR ANY STATE SECURITIES LAWS AND MAY NOT BE OFFERED, SOLD, PLEDGED, ASSIGNED, OR OTHERWISE TRANSFERRED UNLESS (1) A REGISTRATION STATEMENT WITH RESPECT THERETO IS EFFECTIVE UNDER THE SECURITIES ACT AND ANY APPLICABLE STATE SECURITIES LAWS, OR (2) THE COMPANY RECEIVES AN OPINION OF COUNSEL TO THE HOLDER OF THE SECURITIES, WHICH COUNSEL AND OPINION ARE REASONABLY SATISFACTORY TO THE COMPANY, THAT SUCH SECURITIES MAY BE OFFERED, SOLD, PLEDGED, ASSIGNED, OR OTHERWISE TRANSFERRED IN THE MANNER CONTEMPLATED WITHOUT AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR APPLICABLE STATE SECURITIES LAWS.

Section 11

Loss; Theft; Destruction; Mutilation.

Upon receipt of evidence satisfactory to the Company of the loss, theft, destruction, or mutilation of any Warrant (and upon surrender of any Warrant if mutilated), and upon receipt by the Company of reasonably satisfactory indemnification, the Company shall execute and deliver to the Holder thereof a new Warrant of like date, tenor, and denomination.

Section 12

Stockholder Rights.

The Holder of any Warrant shall not have, solely on account of such status, any rights of a stockholder of the Company, either at law or in equity, or to any notice of meetings of stockholders or of any other proceedings of the Company, except as provided in this Warrant.

Section 13

Governing Law.

This Warrant shall be construed in accordance with the laws of the State of New York applicable to contracts made and performed within such State, without regard to principles of conflicts of law.

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56268v14

IN WITNESS WHEREOF, the Company has executed this Warrant as of the date first above written.

                       EROOMSYSTEM TECHNOLOGIES, INC.

By: /s/ David S. Harkness

       Name: David S. Harkness

       Title:  Chief Executive Officer & Chairman

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FORM OF ASSIGNMENT

(To be executed by the registered holder if such holder desires to transfer the attached Warrant.)

FOR VALUE RECEIVED, ______________________ hereby sells, assigns, and transfers unto _________________ a Warrant to purchase __________ shares of Common Stock, par value $0.001 per share, of eRoomSystem Technologies, Inc., a Nevada corporation (the “Company”), and does hereby irrevocably constitute and appoint ___________ attorney to transfer such Warrant on the books of the Company, with full power of substitution.

Dated: _________________

Signature_______________________

NOTICE

The signature on the foregoing Assignment must correspond to the name as written upon the face of this Warrant in every particular, without alteration or enlargement or any change whatsoever.

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ELECTION TO EXERCISE

To:

eRoomSystem Technologies, Inc.

The undersigned hereby exercises his, her, or its rights to purchase from eRoomSystem Technologies, Inc., a Nevada corporation (the “Company”) _____________ shares of common stock, par value $.001 per share (the “Common Stock”), of the Company covered by the within Warrant [and tenders payment herewith in the amount of $_____][by means of the net exercise provisions of such Warrant] in accordance with the terms thereof, and requests that certificates for the securities constituting such shares of Common Stock be issued in the name of, and delivered to:

(Print Name, Address, and Social Security or Tax Identification Number)

Method of Exercise (Please initial the applicable blank):

___

The undersigned elects to exercise the attached Warrant by means of a cash payment, and tenders herewith payment in full for the purchase price of the shares being purchased, together with all applicable transfer taxes, if any.

___

The undersigned elects to exercise the attached Warrant by means of the net exercise provisions of Section 1 of the Warrant.

and, if such number of shares of Common Stock shall not constitute all such shares of Common Stock covered by the within Warrant, that a new Warrant for the balance of the shares of Common Stock covered by the within Warrant shall be registered in the name of, and delivered to, the undersigned at the address stated below.

Dated: __________________

Name________________________

(Print)

Address:

         ________________________

(Signature)

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